Exhibit 99.1
W. P. Carey & Co. LLC
Supplemental Operating and Financial Data
As of March 31, 2011

Important Disclosures About this Supplemental Package
As used in this supplemental package, the terms “W. P. Carey,” “WPC LLC,” “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. “GAAP” means generally accepted accounting principles in the United States. “CPA® REITs” means Corporate Property Associates 14 Incorporated (“CPA®:14”), Corporate Property Associates 15 Incorporated (“CPA®:15”), Corporate Property Associates 16 — Global Incorporated (“CPA®:16 — Global”) and Corporate Property Associates 17 — Global Incorporated (“CPA®:17 — Global”). The “REITs” means the CPA® REITs and Carey Watermark Investors Incorporated.
Important Note Regarding Non-GAAP Financial Measures
This supplemental package includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations — as adjusted (“AFFO”), adjusted cash flow from operating activities and revenue stability analysis. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.
Forward-Looking Statements
This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors which could impact actual results and forward-looking statements contained herein is included in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2010. We do not undertake to revise or update any forward-looking statements.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
As of March 31, 2011
Contents

Company Overview	4
Financial Highlights	5
Reconciliation of Net Income to EBITDA	6
Reconciliation of Net Income to Funds From Operations — as adjusted (AFFO)	7
Adjusted Cash Flow from Operating Activities	8
Revenue Stability Analysis	9
Portfolio Debt Overview	10
Detailed Debt Summary	11
2011 Investment Activity	13
Portfolio Analysis — Rent Contribution and Historical Occupancy	14
Portfolio Diversification Analysis by Property Type	15
Portfolio Diversification Analysis by Tenant Industry	16
Portfolio Diversification Analysis by Geography	17
Portfolio Lease Maturity Analysis	18
Consolidated Balance Sheets	19
Consolidated Statements of Income	20
Consolidated Statements of Cash Flows	21
Detailed Property Summary	22

W. P. CAREY & CO. LLC
Company Overview
March 31, 2011

Key Company Contacts		Executive Offices
Wm. Polk Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Trevor P. Bond	President, Chief Executive Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Mark J. DeCesaris	Managing Director, Chief Financial Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage
Andrew T. DiZio	Janney Montgomery Scott LLC

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Stock Data (NYSE: WPC)	2011	2010	2010	2010	2010
High Price	$38.00	$33.97	$30.86	$31.00	$30.32
Low Price	29.75	28.83	26.49	26.61	24.69
Closing Price	35.70	31.29	28.95	27.64	29.38

Distributions declared per share — annualized	$2.05	$2.04	$2.03	$2.02	$2.02

Distribution yield (annualized distribution / closing stock price)	5.74%	6.52%	7.01%	7.31%	6.86%

Shares outstanding at quarter end	39,614,250	39,454,847	39,481,027	39,323,929	39,220,182

Market value of outstanding shares at quarter end (in thousands)	$1,414,229	$1,234,542	$1,142,976	$1,086,913	$1,152,289

W. P. CAREY & CO. LLC
Financial Highlights
(in thousands, except per share amounts)
These financial highlights include non-GAAP financial measures, including EBITDA, AFFO and adjusted cash flow from operating activities. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three months ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
EBITDA
Investment management	$21,359	$27,561	$10,296	$19,503	$12,526
Real estate ownership	19,513	14,173	19,837	20,407	16,186

Total	$40,872	$41,734	$30,133	$39,910	$28,712

AFFO
Investment management	$20,650	$18,194	$7,230	$15,346	$9,471
Real estate ownership	18,492	18,083	20,377	23,574	18,595

Total	$39,142	$36,277	$27,607	$38,920	$28,066

EBITDA Per Share (Diluted)
Investment management	$0.53	$0.69	$0.26	$0.49	$0.32
Real estate ownership	0.49	0.35	0.50	0.52	0.41

Total	$1.02	$1.04	$0.76	$1.01	$0.73

AFFO Per Share (Diluted)
Investment management	$0.51	$0.45	$0.18	$0.38	$0.24
Real estate ownership	0.46	0.45	0.51	0.60	0.47

Total	$0.97	$0.90	$0.69	$0.98	$0.71

	Three months ended March 31,
	2011	2010
Adjusted Cash Flow From Operating Activities
Adjusted cash flow	$24,226	$27,675

Adjusted cash flow per share (diluted)	$0.60	$0.70

Distributions declared per share	$0.512	$0.504

Payout ratio (distributions per share/adjusted cash flow per share)
	85%	72%

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA
(in thousands, except share and per share amounts)

	Three months ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Investment Management
Net income from investment management attributable to W. P. Carey members (a)	$13,177	$15,731	$6,095	$11,968	$7,780
Adjustments:
Provision for income taxes	7,380	10,667	3,045	6,373	3,575
Depreciation and amortization	802	1,163	1,156	1,162	1,171

EBITDA — investment management	$21,359	$27,561	$10,296	$19,503	$12,526

EBITDA per share (diluted)	$0.53	$0.69	$0.26	$0.49	$0.32

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members (a)	$10,166	$4,050	$10,251	$11,464	$6,633
Adjustments:
Interest expense	4,440	4,460	4,298	3,765	3,711
Provision for income taxes	194	915	332	378	537
Depreciation and amortization	4,648	4,748	4,911	4,653	4,927
Reconciling items attributable to discontinued operations	65	—	45	147	378

EBITDA — real estate ownership	$19,513	$14,173	$19,837	$20,407	$16,186

EBITDA per share (diluted)	$0.49	$0.35	$0.50	$0.52	$0.41

Total Company
EBITDA	$40,872	$41,734	$30,133	$39,910	$28,712

EBITDA per share (diluted)	$1.02	$1.04	$0.76	$1.01	$0.73

Diluted weighted average shares outstanding	40,242,706	40,104,715	39,717,931	39,510,231	39,495,845

(a)
Effective January 1, 2011, we include our equity investments in the REITs in our real estate ownership segment. The equity income (loss) from the REITs that is now included in our real estate ownership segment represents our proportionate share of the revenue less expenses of the net-leased properties held by the REITs. This treatment is consistent with that of our directly-owned properties. Results for the three months ended December 31, September 30, June 30 and March 31, 2010 have been adjusted to reflect this reclassification.

Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP, because it removes the impact of our capital structure and asset base from our operating results and because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Accordingly, EBITDA should not be considered as an alternative to net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies. Therefore, we use EBITDA as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies and determine executive compensation.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds from Operations — as Adjusted (AFFO)
(in thousands, except share and per share amounts)

	Three months ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Investment Management
Net income from investment management attributable to W. P. Carey members (a)	$13,177	$15,731	$6,095	$11,968	$7,780
Amortization, deferred taxes and other non-cash charges	7,473	2,463	1,135	3,378	1,691

AFFO — investment management	$20,650	$18,194	$7,230	$15,346	$9,471

AFFO per share (diluted)	$0.51	$0.45	$0.18	$0.38	$0.24

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members (a)	$10,166	$4,050	$10,251	$11,464	$6,633
Gain on sale of real estate, net	(781)	—	—	(56)	(404)
Other gains (losses), net	—	(755)	—	—	—
Depreciation, amortization and other non-cash charges	3,840	4,551	3,527	4,604	5,405
Straight-line and other rent adjustments	(417)	128	148	99	(80)
Impairment charges	—	6,763	481	985	7,152
AFFO from equity investments	5,794	3,503	6,042	6,692	57
Noncontrolling interests’ share of AFFO	(110)	(157)	(72)	(214)	(168)

AFFO — real estate ownership	$18,492	$18,083	$20,377	$23,574	$18,595

AFFO per share (diluted)	$0.46	$0.45	$0.51	$0.60	$0.47

Total Company
AFFO	$39,142	$36,277	$27,607	$38,920	$28,066

AFFO per share (diluted)	$0.97	$0.90	$0.69	$0.98	$0.71

Diluted weighted average shares outstanding	40,242,706	40,104,715	39,717,931	39,510,231	39,495,845

(a)
Effective January 1, 2011, we include our equity investments in the REITs in our real estate ownership segment. The equity income (loss) from the REITs that is now included in our real estate ownership segment represents our proportionate share of the revenue less expenses of the net-leased properties held by the REITs. This treatment is consistent with that of our directly-owned properties. Results for the three months ended December 31, September 30, June 30 and March 31, 2010 have been adjusted to reflect this reclassification.

Non-GAAP Financial Disclosure
Funds from operations (“FFO”) is a non-GAAP financial measure that is commonly used by investors and analysts in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (“NAREIT”) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO or AFFO should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity, but should be used in conjunction with GAAP net income. FFO or AFFO disclosed by other real estate companies may not be comparable to our AFFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate AFFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but that have no impact on cash flows, and we therefore use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation. As a result, we believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better understand and measure the performance of our business over time without the potentially distorting impact of these short-term fluctuations.

W. P. CAREY & CO. LLC
Adjusted Cash Flow from Operating Activities
(in thousands, except share and per share amounts)

	Three months ended March 31,
	2011	2010
Cash flow from operating activities	$6,686	$13,623
Adjustments:
Distributions received from equity investments in real estate in excess of equity income (a)	1,888	1,881
Distributions paid to noncontrolling interests, net (b)	(815)	(177)
Changes in working capital (c)	16,467	12,348

Adjusted cash flow from operating activities	$24,226	$27,675

Adjusted cash flow per share (diluted)	$0.60	$0.70

Distributions declared per share	$0.512	$0.504

Payout ratio (distributions per share/adjusted cash flow per share)	85%	72%

Diluted weighted average shares outstanding	40,242,706	39,495,845

(a)
We take a substantial portion of our asset management revenue in shares of the CPA® REITs. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

(b)	Represents noncontrolling interests’ share of distributions made by ventures that we consolidate in our financial statements.

(c)
Timing differences arising from the payment of certain liabilities and the receipt of certain receivables in a period other than that in which the item is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operating activities to record such amounts in the period in which the item was actually incurred.

Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities refers to our cash provided by operating activities, as determined in accordance with GAAP, adjusted primarily to reflect timing differences between the period an expense is incurred and paid, to add cash distributions that we receive from our investments in unconsolidated real estate joint ventures in excess of our equity investment in the joint ventures, and to subtract cash distributions that we make to our noncontrolling partners in real estate joint ventures that we consolidate. We hold a number of interests in real estate joint ventures, and we believe that adjusting our GAAP cash provided by operating activities to reflect these actual cash receipts and cash payments may give investors a more accurate picture of our actual cash flow than GAAP cash provided by operating activities alone and that it is a useful supplemental measure for investors to consider. We also believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations, and we use this measure when evaluating distributions to shareholders and as one measure of our operating performance when we determine executive compensation. Adjusted cash flow from operating activities should not be considered as an alternative to cash provided by operating activities computed on a GAAP basis as a measure of our liquidity. Adjusted cash flow from operating activities may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Revenue Stability Analysis (Pro rata Basis)
(in thousands)

	Three months ended
	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%

Asset management revenues	$19,820	31%	$19,127	28%	$19,219	41%	$19,080	33%	$18,820	36%
Pro rata net lease revenues	27,453	44%	26,739	38%	26,828	57%	26,645	45%	26,654	51%

	47,273	75%	45,866	66%	46,047	98%	45,725	78%	45,474	87%

Structuring revenue (a)	15,945	25%	23,881	34%	708	2%	13,102	22%	6,834	13%

Total Adjusted Revenue	$63,218	100%	$69,747	100%	$46,755	100%	$58,827	100%	$52,308	100%

Reconciliation of Total Adjusted Revenue
Total revenue — as reported	$77,532		$81,969		$58,954		$70,396		$63,091
Less: Reimbursed costs from affiliates (b)	(17,719)		(13,713)		(15,908)		(15,354)		(15,048)
Less: Wholesaling revenue (b)	(3,280)		(4,503)		(2,260)		(2,230)		(2,103)
Add: Pro rata share of revenues from equity investments	7,760		6,889		6,918		6,895		7,292
Less: Pro rata share of revenues due to noncontrolling interests	(1,075)		(895)		(949)		(880)		(924)

Total Adjusted Revenue	$63,218		$69,747		$46,755		$58,827		$52,308

Reconciliation of Total Pro Rata Net Lease Revenues
Lease revenues — as reported	$15,460		$15,403		$16,203		$15,833		$16,465
Add: Pro rata share of revenues from equity investments	7,760		6,889		6,918		6,895		7,292
Less: Pro rata share of revenues due to noncontrolling interests	(1,075)		(895)		(949)		(880)		(924)
Add: Other real estate income (c)	5,308		5,342		4,656		4,797		3,821

Total Pro Rata Net Lease Revenues	$27,453		$26,739		$26,828		$26,645		$26,654

(a)
We earn structuring revenue on acquisitions structured on behalf of the REITs we manage and expect significant period-to-period variation in such revenue based on changes in investment volume. Investments structured on behalf of the REITs totaled approximately $345 million, $593 million, $13 million, $291 million and $149 million for the three months ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.

(b)
Total adjusted revenue excludes reimbursements of costs received from the affiliated REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®:17 — Global’s initial public offering, which is substantially offset by underwriting costs incurred in connection with the offering.

(c)
Other real estate income generally consists of revenue from Carey Storage Management LLC (“Carey Storage”), a subsidiary that invests in domestic self-storage properties, and Livho, Inc., a subsidiary that operates a hotel franchise. Other real estate income also includes lease termination payments and other non-rent related revenues from real estate ownership, and as a result, we expect Other real estate income to fluctuate period-to-period.

Note: Amounts presented for prior periods do not reflect subsequent adjustments to historical amounts presented for assets reclassified as held for sale or sold.
Non-GAAP Financial Disclosure
Total adjusted revenue is a non-GAAP financial measure that represents revenues on a GAAP basis adjusted for our pro rata share of revenues from equity investments as well as the pro rata share of revenues due to noncontrolling interests. We believe that total adjusted revenue is useful to investors and analysts as a supplemental measure of revenues from our core operations, and we use it to evaluate the stability of our underlying revenue streams. Total adjusted revenue should not be considered as an alternative to revenues computed on a GAAP basis as a measure of our profitability. Total adjusted revenue may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Portfolio Debt Overview (Pro rata Basis)
As of March 31, 2011
(in thousands)

Portfolio Debt Maturity
Year of Maturity	Outstanding Balance
2011	$143,884	(a)
2012	29,857
2013	1,156
2014	86,482
2015	49,647
2016	35,962
2017	36,103
2018	9,042
2019	25,230
2020	60,176
2021	5,849
2022	—
2023	5,025

Total	$488,413

Fixed and Variable Rate Debt Analysis
Non-Recourse Debt	Outstanding Balance
Fixed	$191,307
Fixed — Future Rate Reset	85,463
Fixed — Capped	14,354
Variable — Capped	22,188
Fixed — Swap Agreement	48,351
Variable	5,000

366,663

Recourse Debt
Variable — Line of Credit	121,750

Total Debt	$488,413

(a)
Amount includes outstanding recourse debt on the line of credit, which expires in June 2011. In March 2011, we notified the lender of our intention to renew this line. Subsequent to renewal, it expires in June 2012.

W. P. CAREY & CO. LLC
Detailed Debt Summary (Pro rata Basis)
As of March 31, 2011
(in thousands)

		Current
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Outstanding Balance

Billipp Portfolio (a)	Variable	1.51%	May-2011	$5,000
Career Education Corporation	Fixed	7.58%	Jun-2011	6,567
24 Hour Fitness USA, Inc.	Fixed	7.50%	Aug-2011	2,751
Sprint Spectrum, LP	Fixed	7.64%	Aug-2011	7,816
Qwest Communications, Inc.	Fixed	7.50%	Jun-2012	1,336
AutoZone, Inc. — Series C	Fixed	6.85%	Aug-2012	319
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	8,116
Faurecia Exhaust Systems, Inc.	Fixed	5.16%	Nov-2012	2,364
Anthony’s Manufacturing Company	Fixed	5.11%	Nov-2012	8,197
Alstom Power, Inc. and Werner Co.	Fixed	5.18%	Dec-2012	9,525
AutoZone, Inc. — Series D	Fixed	6.85%	Aug-2013	1,156
US Airways Group, Inc. (75%)	Fixed — Capped	4.23%	Apr-2014	14,354
The New York Times Company (17.75%)	Variable — Capped	2.81%	Sep-2014	22,188
Carrefour France, SAS (46%) (b)	Fixed — Future Rate Reset	5.55%	Dec-2014	49,940
Hibbett Sports	Fixed — Swap	6.45%	May-2015	4,651
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	8,722
Bouygues Telecom, S.A. (Tours) (95%) (b)	Fixed — Future Rate Reset	3.86%	Oct-2015	6,292
The American Bottling Company	Fixed	5.13%	Nov-2015	29,982
CheckFree Holdings, Inc. (50%)	Fixed	6.18%	Jun-2016	14,519
Self-Storage Facility — Bentonville, AR (40%)	Fixed	6.41%	Jul-2016	832
Self-Storage Facility — Tallahassee, FL (40%)	Fixed	6.05%	Oct-2016	1,574
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%)(b) (c)	Fixed — Future Rate Reset	5.01%	Oct-2016	12,243
Consolidated Systems, Inc. (60%)	Fixed	5.87%	Nov-2016	6,794
Hellweg Die Profi-Baumärkte GmbH & Co KG (5%) (b)	Fixed	5.49%	Jan-2017	983
Amylin Pharmaceuticals, Inc. (50%)	Fixed	6.20%	Jul-2017	17,547
Medica France, S.A. (46%) (b)	Fixed	5.63%	Oct-2017	17,573

W. P. CAREY & CO. LLC
Detailed Debt Summary (Pro rata Basis)
As of March 31, 2011
(in thousands)

		Current
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate		Maturity Date	Outstanding Balance

OBI Wroclaw (b)	Fixed — Swap	5.48%		Mar-2018	$9,042
Self-Storage Portfolio (40%) (c)	Fixed — Future Rate Reset	7.03%		Feb-2019/Mar-2019	12,110
Orbital Sciences Corporation	Fixed	7.75%		Jul-2019	13,120
JPMorgan Chase Bank, N.A.	Fixed — Swap	5.47%		Jul-2020	34,658
Self-Storage Facilities — Chicago, IL (40%)	Fixed — Future Rate Reset	6.25%		Aug-2020	2,156
Self-Storage Facility — Pensacola, FL	Fixed — Future Rate Reset	6.25%		Nov-2020	1,864
Federal Express Corporation (40%)	Fixed	5.48%		Dec-2020	21,498
Self-Storage Facility — Chicago, IL (40%)	Fixed — Future Rate Reset	6.63%		Jan-2021	858
Information Resources, Inc. (33%)	Fixed	5.92%		Feb-2021	4,991
Hologic, Inc. (36%)	Fixed	6.40%		May-2023	5,025

Total Non-Recourse Debt		5.50	%(b)		366,663

Unsecured Line of Credit (d)	Variable	1.15%		Jun-2011	121,750

Total Debt		4.42	%(b)		$488,413

(a)	We anticipate refinancing this loan at the time of maturity for a term of three years, with two 1-year extension options.

(b)	Debt balance calculated using an exchange rate of 1.4099 EUR/USD as of March 31, 2011.

(c)	Reflects weighted average interest rate for the applicable debt.

(d)	In March 2011, we notified the lender of our intention to renew this line. Subsequent to renewal, it expires in June 2012.

W. P. CAREY & CO. LLC
2011 Investment Activity
As of March 31, 2011
(in thousands, except square footage)
Investment Activity
Acquisitions — CPA® REITs

Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type	Gross Square Footage

CPA®:17 — Global	Terminal Freezers, LLC	Oxnard & Watsonville, CA	$99,634	January-11	Warehouse/Distribution	866,525
CPA®:15 (15%), CPA®:17 — Global (85%)	C1000 Logistiek Vastgoed B.V.	various locations in The Netherlands	207,635	January-11	Warehouse/Distribution	2,046,858
CPA®:17 — Global	Harbor Freight Tools USA, Inc.	Dillion, SC	32,060	March-11	Warehouse/Distribution	1,010,859
CPA®:17 — Global	Dolgencorp, LLC (a)	Richwood, LA; Vass, NC & Hot Springs, VA	2,852	March-11	Retail	BTS
CPA®:17 — Global	Curtiss-Wright Flow Control Service	Middleburg Heights, OH	2,586	March-11	Industrial	28,185

Total Acquisitions			$344,767			3,952,427

(a)	Acquisition includes a build-to-suit transaction. Gross square footage cannot be determined at this time.
Disposition Activity
Dispositions — CPA® REITs

				Disposition
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Date	Property Type	Gross Square Footage

CPA®:15	Childtime Childcare, Inc.	Centreville, VA	$788	February-11	Other	6,360
CPA®:15	Childtime Childcare, Inc.	Century Oaks, VA	1,700	March-11	Other	6,360

Total REIT Dispositions			2,488			12,720

Dispositions — Owned Portfolio
WPC LLC	AT&T Corp.	Bridgeton, MO	8,250	February-11	Industrial	85,510
WPC LLC	3E Trading LLC	West Mifflin, PA	1,032	February-11	Retail	121,054

Total Owned Portfolio Dispositions			9,282			206,564

Total Dispositions			$11,770			219,284

Foreclosure and Receivership Activity

			Outstanding
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Mortgage Balance	Date	Event	Gross Square Footage
CPA®:15	Vacant	Port Huron & Shelby Township, MI	$6,143	February-11	Receivership	294,883
CPA®:14	Vacant	Duluth, GA	7,141	March-11	Foreclosure	221,374

			$13,284			516,257

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Rent and Historical Occupancy (Pro rata Basis)
As of March 31, 2011
(in thousands)
Portfolio Diversification by Annualized Contractual Minimum Base Rent

	Annualized Contractual
Top Ten Tenants/Lease Guarantors	Minimum Base Rent	Percent
Carrefour France, SAS (a)	$7,940	9%
The American Bottling Company	4,895	6%
The New York Times Company	4,358	5%
JP Morgan Chase Bank, N.A.	3,862	4%
Orbital Sciences Corporation	3,307	4%
U.S. Airways Group, Inc.	3,297	4%
Federal Express Corporation	3,152	4%
L-3 Communications	3,055	3%
Medica France, S.A. (a)	2,906	3%
Bouygues Telecom, S.A. (France) (a)	2,786	3%

Total	$39,558

(a)	Rent amounts are subject to fluctuations in foreign currency exchange rates.

(b)	Percentage of the portfolio’s total pro rata square footage that was subject to lease.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Property Type (Pro rata Basis)
As of March 31, 2011
(in thousands)

Property Type	Square Footage	Percent
Warehouse/Distribution	5,144	38%
Industrial	4,833	35%
Office	2,337	17%
Retail	874	6%
Other Properties (a)	363	3%
Hospitality	158	1%

Total (b)	13,709	100%

	Annualized Contractual
Property Type	Minimum Base Rent	Percent
Office	$31,087	35%
Industrial	24,698	28%
Warehouse/Distribution	18,370	21%
Other Properties (a)	6,543	8%
Retail	5,482	6%
Hospitality	2,100	2%

Total (b)	$88,280	100%

(a)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; and unoccupied land.

(b)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Tenant Industry (Pro rata Basis)
As of March 31, 2011
(in thousands)

	Annualized Contractual
Industry Type (a)	Minimum Base Rent	Percent
Retail Trade	$16,179	18%
Business and Commercial Services	8,826	10%
Healthcare, Education and Childcare	7,886	9%
Media: Printing and Publishing	6,714	8%
Telecommunications	5,320	6%
Electronics	4,971	6%
Beverages, Food, and Tobacco	4,949	6%
Aerospace and Defense	4,907	5%
Banking	3,862	4%
Forest Products and Paper	3,766	4%
Transportation — Personal	3,504	4%
Transportation — Cargo	3,180	4%
Machinery	2,584	3%
Hotels and Gaming	2,110	2%
Mining, Metals, and Primary Metal Industries	1,477	2%
Consumer and Durable Goods	1,463	2%
Federal, State and Local Government	1,170	1%
Chemicals, Plastics, Rubber, and Glass	1,150	1%
Leisure, Amusement, Entertainment	927	1%
Construction and Building	878	1%
Other (b)	2,457	3%

Total (c)	$88,280	100%

(a)	Based on the Moody’s Classification System and information provided by the tenant.

(b)	Includes revenue from tenants in the following industries: textiles, leather and apparel (1.0%), automobile (0.8%), consumer non-durable goods (0.8%), multi-tenant properties (0.2%) and grocery (0.04%).

(c)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Geography (Pro rata Basis)
As of March 31, 2011
(in thousands)

Region	Square Footage	Percent
United States
South	4,719	35%
East	2,792	20%
West	2,339	17%
Midwest	1,669	12%

	11,519	84%

International
France	1,692	12%
Germany	246	2%
Spain	138	1%
Poland	114	1%

	2,190	16%

Total (a)	13,709	100%

	Annualized Contractual
Region	Minimum Base Rent	Percent
United States
South	$25,061	28%
West	21,125	24%
East	12,247	14%
Midwest	10,604	12%

	69,037	78%

International
France	14,020	16%
Germany	2,394	3%
Spain	1,780	2%
Poland	1,049	1%

	19,243	22%

Total (a)	$88,280	100%

(a)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Lease Maturities (Pro rata Basis)
As of March 31, 2011
(in thousands)

	Annualized
	Contractual
Year of Lease	Minimum Base
Expiration (a)	Rent	Percent
2011 (b)	$4,877	6%
2012	9,501	11%
2013	4,449	5%
2014	11,538	13%
2015	10,652	12%
2016	6,906	8%
2017	5,860	7%
2018	3,808	4%
2019	7,996	9%
2020	2,746	3%
2021	3,697	4%
2022	1,657	2%
2023	—	0%
2024	4,358	5%
2025	1,251	1%
2026	948	1%
2027	2,394	3%
2028	—	0%
2029	—	0%
2030	5,642	6%

Total (c)	$88,280	100%

Weighted Average Years to Maturity: 6.75

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2011 revenue stream.

(c)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

W. P. CAREY & CO. LLC
Consolidated Balance Sheets
(in thousands, except share amounts)

	March 31, 2011	December 31, 2010
Assets
Investments in real estate:
Real estate, at cost	$556,685	$560,592
Operating real estate, at cost	109,668	109,851
Accumulated depreciation	(124,780)	(122,312)

Net investments in properties	541,573	548,131
Net investment in direct financing leases	76,336	76,550
Equity investments in real estate and the REITs	333,093	322,294

Net investments in real estate	951,002	946,975
Cash and cash equivalents	34,078	64,693
Due from affiliates	35,341	38,793
Intangible assets and goodwill, net	86,521	87,768
Other assets, net	37,260	34,097

Total assets	$1,144,202	$1,172,326

Liabilities and Equity
Liabilities:
Non-recourse debt	$250,997	$255,232
Line of credit	121,750	141,750
Accounts payable, accrued expenses and other liabilities	28,495	40,808
Income taxes, net	40,758	41,443
Distributions payable	20,233	20,073

Total liabilities	462,233	499,306

Redeemable noncontrolling interest	6,920	7,546

Commitments and contingencies
Equity:
W. P. Carey members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,614,250 and 39,454,847 shares issued and outstanding, respectively	764,310	763,734
Distributions in excess of accumulated earnings	(142,845)	(145,769)
Deferred compensation obligation	10,511	10,511
Accumulated other comprehensive income (loss)	2,301	(3,463)

Total W. P. Carey members’ equity	634,277	625,013
Noncontrolling interests	40,772	40,461

Total equity	675,049	665,474

Total liabilities and equity	$1,144,202	$1,172,326

W. P. CAREY & CO. LLC
Consolidated Statements of Income
(in thousands, except share and per share amounts)

	Three months ended March 31,
	2011	2010
Revenues
Asset management revenue	$19,820	$18,820
Structuring revenue	15,945	6,834
Wholesaling revenue	3,280	2,542
Reimbursed costs from affiliates	17,719	14,602
Lease revenues	15,460	15,691
Other real estate income	5,308	3,776

	77,532	62,265

Operating Expenses
General and administrative	(21,323)	(18,047)
Reimbursable costs	(17,719)	(14,602)
Depreciation and amortization	(5,450)	(6,098)
Property expenses	(3,155)	(2,203)
Other real estate expenses	(2,557)	(1,815)

	(50,204)	(42,765)

Other Income and Expenses
Other interest income	675	273
Income from equity investments in real estate and the REITs	6,216	9,142
Other income and (expenses)	481	(657)
Interest expense	(4,440)	(3,711)

	2,932	5,047

Income from continuing operations before income taxes	30,260	24,547
Provision for income taxes	(7,574)	(4,112)

Income from continuing operations	22,686	20,435

Discontinued Operations
Income from operations of discontinued properties	149	615
Gain on sale of real estate	781	404
Impairment charges	—	(7,152)

Income (loss) from discontinued operations	930	(6,133)

Net Income	23,616	14,302
Add: Net loss attributable to noncontrolling interests	330	286
Less: Net income attributable to redeemable noncontrolling interests	(603)	(175)

Net Income Attributable to W. P. Carey Members	$23,343	$14,413

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.56	$0.51
Income (loss) from discontinued operations attributable to W. P. Carey members	0.02	(0.15)

Net income attributable to W. P. Carey members	$0.58	$0.36

Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.56	$0.52
Income (loss) from discontinued operations attributable to W. P. Carey members	0.02	(0.16)

Net income attributable to W. P. Carey members	$0.58	$0.36

Weighted Average Shares Outstanding
Basic	39,738,207	39,088,114

Diluted	40,242,706	39,495,845

Amounts Attributable to W. P. Carey Members
Income from continuing operations, net of tax	$22,413	$20,546
Income (loss) from discontinued operations, net of tax	930	(6,133)

Net income	$23,343	$14,413

Distributions Declared Per Share	$0.512	$0.504

W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows
(in thousands)

	Three months ended March 31,
	2011	2010
Cash Flows — Operating Activities
Net income	$23,616	$14,302
Adjustments to net income:
Depreciation and amortization including intangible assets and deferred financing costs	5,457	6,403
Income from equity investments in real estate and the REITs in excess of distributions received	265	(4,530)
Straight-line rent and financing lease adjustments	(373)	251
Gain on sale of real estate	(781)	(404)
Allocation of loss to profit-sharing interest	—	(171)
Management income received in shares of affiliates	(10,083)	(8,532)
Unrealized (gain) loss on foreign currency transactions and others	(210)	608
Realized (gain) loss on foreign currency transactions and others	(213)	221
Impairment charges	—	7,152
Stock-based compensation expense	2,451	2,461
Deferred acquisition revenue received	11,103	14,851
Increase in structuring revenue receivable	(7,305)	(3,244)
Decrease in income taxes, net	(1,956)	(6,682)
Net changes in other operating assets and liabilities	(15,285)	(9,063)

Net cash provided by operating activities	6,686	13,623

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and the REITs in excess of equity income	2,795	5,556
Capital contributions to equity investments	(2,297)	—
Purchases of real estate and equity investments in real estate	—	(47,583)
Capital expenditures	(880)	(620)
Proceeds from sale of real estate	9,187	6,632
Proceeds from sale of securities	120	—
Funds released from escrow	(148)	36,132
Funds placed in escrow	363	—

Net cash provided by investing activities	9,140	117

Cash Flows — Financing Activities
Distributions paid	(20,259)	(32,482)
Contributions from noncontrolling interests	617	620
Distributions to noncontrolling interests	(1,425)	(792)
Scheduled payments of mortgage principal	(7,294)	(4,059)
Proceeds from mortgage financing	1,135	—
Proceeds from line of credit	90,000	51,500
Prepayments of line of credit	(110,000)	(12,500)
Payment of financing costs	53	(195)
Windfall tax benefits (provision) associated with stock-based compensation awards	293	(523)

Net cash (used in) provided by financing activities	(46,880)	1,569

Change in Cash and Cash Equivalents During the Period
Effect of exchange rate changes on cash	439	(663)

Net (decrease) increase in cash and cash equivalents	(30,615)	14,646
Cash and cash equivalents, beginning of period	64,693	18,450

Cash and cash equivalents, end of period	$34,078	$33,096

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata Basis)
As of March 31, 2011

							Annualized Contractual
							Minimum Base Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage(e)	thousands)	Rent(e)	Increase Factor	Lease Expiration	Maximum Term
Carrefour France, SAS (a)	46%	Nimes, FR	Warehouse/Distribution	Retail Trade	Europe	177,786	$1,089	1.23%	INSEE (b)	Jun-2016	Jun-2019
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	174,261	1,071	1.21%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Crepy en Valois, FR	Warehouse/Distribution	Retail Trade	Europe	152,365	977	1.11%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, FR	Warehouse/Distribution	Retail Trade	Europe	126,925	780	0.88%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, FR	Warehouse/Distribution	Retail Trade	Europe	134,937	721	0.82%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Ploufragan, FR	Warehouse/Distribution	Retail Trade	Europe	122,591	672	0.76%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Crepy en Valois, FR	Warehouse/Distribution	Retail Trade	Europe	101,248	649	0.74%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit Hebert, FR	Warehouse/Distribution	Retail Trade	Europe	107,958	577	0.65%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Cholet, FR	Warehouse/Distribution	Retail Trade	Europe	99,261	544	0.62%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	60,292	371	0.42%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit Hebert, FR	Warehouse/Distribution	Retail Trade	Europe	68,476	366	0.41%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	7,524	46	0.05%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, FR	Warehouse/Distribution	Retail Trade	Europe	4,349	27	0.03%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	2,899	18	0.02%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, FR	Warehouse/Distribution	Retail Trade	Europe	2,598	16	0.02%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, FR	Warehouse/Distribution	Retail Trade	Europe	2,554	14	0.02%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, FR	Warehouse/Distribution	Retail Trade	Europe	596	3	0.00%	INSEE (b)	Jun-2015	Jun-2018

Carrefour France, SAS Total						1,346,620	7,941	9.00%

The American Bottling Company	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	2,969	3.36%	CPI	Jul-2014	Jul-2029
The American Bottling Company	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,926	2.18%	CPI	Jul-2014	Jul-2029

The American Bottling Company Total						721,947	4,895	5.54%

The New York Times Company	18%	New York, NY	Office	Media: Printing and Publishing	East	126,420	4,358	4.94%	Fixed	Mar-2024	Mar-2044

JP Morgan Chase Bank, N.A.	100%	Fort Worth, TX	Office	Banking	South	384,246	3,862	4.37%	None	Feb-2030	Feb-2050

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	355,307	3,307	3.75%	CPI	Sep-2019	Sep-2029

US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation - Personal	West	167,890	3,297	3.73%	CPI	Apr-2014	Nov-2029

Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	717	0.81%	CPI	Aug-2019	Aug-2039
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	717	0.81%	CPI	Aug-2019	Aug-2039
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	717	0.81%	CPI	Aug-2019	Aug-2039
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	717	0.81%	CPI	Aug-2019	Aug-2039
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	213	0.24%	Fixed	May-2012	May-2017
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	70	0.08%	Fixed	Apr-2012	Apr-2017

Federal Express Corporation Total						198,444	3,151	3.57%

The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	3,055	3.46%	CPI	Jul-2012	Jul-2017

Medica France S.A. (a)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,770	646	0.73%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,620	646	0.73%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,666	404	0.46%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,592	404	0.46%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,846	404	0.46%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,813	404	0.46%	INSEE (b)	Sep-2021	Sep-2030

Medica France S.A. Total						154,306	2,908	3.29%

Bouygues Telecom, S.A.(a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	45,454	1,811	2.05%	INSEE (b)	Feb-2013	Feb-2013
Bouygues Telecom, S.A.(a)	95%	Tours, France	Office	Telecommunications	Europe	57,258	975	1.10%	INSEE (b)	Sep-2012	Sep-2012

Bouygues Telecom, S.A. Total						102,713	2,786	3.16%

CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	50,063	1,016	1.15%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	34,150	862	0.98%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	26,125	650	0.74%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Land	Business and Commercial Services	South	1	80	0.09%	CPI	Dec-2015	Dec-2030

CheckFree Corporation Total						110,338	2,608	2.95%

Schuler AG (a)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,355	2,394	2.71%	CPI	Oct-2027	Oct-2047

AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	56	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Trade	West	5,400	55	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	54	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Trade	South	5,400	53	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Trade	East	5,400	52	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,600	52	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Trade	East	5,400	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Trade	East	5,400	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,480	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Trade	South	6,480	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Trade	East	5,400	50	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Trade	South	5,400	50	0.06%	None	Aug-2013	Aug-2038

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata Basis)
As of March 31, 2011

							Annualized Contractual
							Minimum Base Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage(e)	thousands)	Rent(e)	Increase Factor	Lease Expiration	Maximum Term
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	49	0.06%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	49	0.06%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	48	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Trade	East	5,400	42	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	42	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Trade	West	5,400	41	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Trade	South	6,480	40	0.05%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Trade	South	5,400	40	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Trade	South	4,800	38	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Trade	South	5,401	35	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,000	35	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Trade	South	5,400	34	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Trade	South	5,400	32	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Trade	South	4,000	31	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Trade	South	4,000	31	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Trade	South	4,000	31	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Trade	East	6,660	31	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Trade	East	6,408	24	0.03%	Fixed	Oct-2015	Oct-2025
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23	0.03%	Fixed	Apr-2014	Apr-2019
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Trade	South	6,660	23	0.03%	Fixed	May-2014	May-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	6,600	22	0.02%	Fixed	Mar-2014	Mar-2024
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Trade	South	6,480	21	0.02%	Fixed	Oct-2013	Oct-2023
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Trade	East	5,400	19	0.02%	Fixed	Oct-2015	Aug-2019

AutoZone, Inc. Total						302,230	2,214	2.51%

LIVHO, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	2,100	2.38%	Fixed	Jan-2012	Jan-2012

Brown Institute, Ltd.	100%	Mendota Heights, MN	Other	Healthcare, Education and Childcare	Midwest	136,400	2,069	2.34%	Fixed	Aug-2011	Aug-2011

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,454	1.65%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	555	0.63%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	2,009	2.28%

Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,564	1.77%	Fixed	Apr-2020	Apr-2030
Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	362	0.41%	Fixed	Dec-2014	Dec-2029

Unisource Worldwide, Inc. Total						456,273	1,926	2.18%

Amylin Pharmaceuticals, Inc.	50%	San Diego, CA	Office	Business and Commercial Services	West	35,951	910	1.03%	Fixed	Jul-2019	Jul-2029
Amylin Pharmaceuticals, Inc.	50%	San Diego, CA	Industrial	Business and Commercial Services	West	36,204	910	1.03%	Fixed	Jul-2019	Jul-2029

Amylin Pharmaceuticals, Inc. Total						72,155	1,820	2.06%

Eroski Sociedad Cooperativa	70%	Mallorca, Spain	Warehouse/Distribution	Retail Trade	Europe	138,383	1,780	2.02%	3% or CPI	Jun-2030	Jun-2045

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata Basis)
As of March 31, 2011

							Annualized Contractual
							Minimum Base Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage(e)	thousands)	Rent(e)	Increase Factor	Lease Expiration	Maximum Term
BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	666	0.75%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	268	0.30%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	74,026	218	0.25%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	50,200	148	0.17%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	129	0.15%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	127	0.14%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	15,402	45	0.05%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,601	1.81%

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Trade	West	143,352	1,539	1.74%	CPI	Aug-2018	Aug-2018

World Color Printing (USA) Corp.	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,520	1.72%	CPI	Dec-2017	Dec-2042

Sprint Spectrum Realty Company, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,425	1.61%	Fixed	May-2016	May-2021

Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	614,274	891	1.01%	CPI	Dec-2011	Dec-2011
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	391,896	411	0.47%	CPI	Dec-2011	Dec-2011

Cleo, Inc. Total						1,006,170	1,302	1.47%

Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	1,035	1.17%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	235	0.27%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,270	1.44%

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	1,170	1.33%	Fixed	Apr-2016	Apr-2016

Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	95,420	606	0.69%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	40,285	256	0.29%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	39,920	254	0.29%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	7,220	46	0.05%	CPI	May-2012	May-2012

Anthony’s Manufacturing Company, Inc. Total						182,845	1,162	1.32%

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	260,160	1,081	1.22%	Fixed	Mar-2015	Mar-2015
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	109,377	69	0.08%	Fixed	Mar-2015	Mar-2015

Fiskars Brands, Inc. Total						369,537	1,150	1.30%

The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Media: Printing and Publishing	East	409,600	836	0.95%	Fixed	Jun-2017	Jun-2020
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	301	0.34%	Fixed	Jun-2017	Jun-2020

The United States Playing Card Company Total						572,204	1,137	1.29%
OBI Group (a)	100%	Wroclaw, Poland	Retail	Retail Trade	Europe	113,559	1,049	1.19%	CPI	Dec-2025	Dec-2040
Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	823	0.93%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	68	0.08%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	13,792	39	0.04%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	6,266	18	0.02%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,765	948	1.07%

24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	927	1.05%	CPI	Jun-2017	Jun-2037

Sports Wholesale, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	924	1.05%	CPI	Dec-2014	Dec-2029

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	735	0.83%	CPI	Apr-2014	Apr-2039
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	143	0.16%	CPI	Apr-2014	Apr-2039

NVR, Inc. Total						179,741	878	0.99%

The SI Organization, Inc.	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	864	0.98%	Fixed	Jul-2013	Jul-2023

Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	851	0.96%	CPI	Jun-2020	Jun-2020

SymphonyIRI Group, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	791	0.90%	CPI	Jan-2021	Jan-2021

Juniper Networks, Inc.	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	646	0.73%	Fixed	Nov-2011	Nov-2021

BellSouth Telecommunications, Inc.	100%	Fort Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	613	0.69%	Fixed	Jun-2016	Jun-2021

Childtime Childcare, Inc.	34%	Alhambra, CA	Other	Healthcare, Education and Childcare	West	2,262	58	0.07%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other	Healthcare, Education and Childcare	West	2,264	57	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other	Healthcare, Education and Childcare	Midwest	2,311	52	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other	Healthcare, Education and Childcare	West	2,166	50	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Lewisville, TX	Other	Healthcare, Education and Childcare	South	2,440	50	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other	Healthcare, Education and Childcare	West	2,848	49	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other	Healthcare, Education and Childcare	West	2,165	40	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chandler, AZ	Other	Healthcare, Education and Childcare	West	2,026	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,787	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,472	29	0.03%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	561	0.64%

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata Basis)
As of March 31, 2011

							Annualized Contractual
							Minimum Base Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage(e)	thousands)	Rent(e)	Increase Factor	Lease Expiration	Maximum Term
United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	252	0.29%	CPI	Mar-2014	Mar-2017
United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,560	238	0.27%	CPI	Sep-2012	Sep-2012

United Stationers Supply Company Total						122,658	490	0.56%

Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	485	0.55%	Fixed	Jun-2017	Jun-2020

Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	485	0.55%	Fixed	Apr-2012	Apr-2017

Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	309	0.35%	Fixed	Oct-2011	Jul-2021
Lockheed Martin Corporation	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	8,921	91	0.34%	Fixed	Dec-2011	Dec-2011
Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	48,207	—	0.00%	Fixed	May-2018	May-2025

Lockheed Martin Corporation Total						87,304	400	0.69%

Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210	0.24%	None	Mar-2016	Mar-2026
Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180	0.20%	None	May-2016	May-2026

Kmart Corporation Total						192,778	390	0.44%

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	390	0.44%	Fixed	Apr-2012	Apr-2018

Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387	0.44%	CPI	Nov-2022	Nov-2022

Groupe SOFEMO	100%	Illkirch-Graffenstaden, France	Office	Business and Commercial Services	Europe	24,959	387	0.44%	INSEE (b)	Jan-2014	Jan-2020

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	338	0.38%	Fixed	Jul-2016	Jul-2026

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Trade	Midwest	82,620	331	0.37%	None	Jan-2020	Jan-2025

Richard Design Services, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	300	0.34%	Other	Feb-2012	May-2012

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	298	0.34%	CPI	Jul-2013	Dec-2022

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	2,900	178	0.20%	Fixed	Feb-2012	Feb-2017
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	1,560	96	0.11%	Fixed	Feb-2012	Feb-2017

Qwest Communications, Inc. Total						4,460	274	0.31%

Penberthy, Inc.	100%	Prophetstown, IL	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	161,878	269	0.30%	CPI	Apr-2011	Apr-2026

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	260	0.29%	Fixed	Feb-2018	Feb-2023

United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	43,937	253	0.29%	None	Sep-2013	Sep-2013

Fairpoint Communications, Inc.	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221	0.25%	Fixed	Feb-2013	Feb-2013

Multi-Tenant Building	100%	Broomfield, CO	Office	Various	West	53,251	213	0.24%	Various	Various	Various

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation - Personal	South	25,125	207	0.23%	Fixed	Jul-2013	Jul-2013

Lincoln Technical Institute, Inc.	100%	Moorestown, NJ	Office	Healthcare, Education and Childcare	East	35,567	203	0.23%	Fixed	Apr-2025	Apr-2025

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	190	0.22%	Fixed	Mar-2014	Mar-2017

Candle Lamp Company, LLC	100%	Memphis, TN	Warehouse/Distribution	Consumer Non-durable Goods	South	75,000	188	0.21%	CPI	Mar-2014	Mar-2014

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	96	0.11%	None	Oct-2014	Oct-2019

Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	89	0.10%	Fixed	Jul-2011	Jul-2025

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	28	0.03%	Fixed	Oct-2017	Oct-2022
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	7,730	27	0.03%	Fixed	Oct-2017	Oct-2022

Golder Associates Inc. Total						15,796	55	0.06%

Moran Foods, Inc.	100%	Montgomery, AL	Retail	Beverages, Food, and Tobacco	South	32,690	53	0.06%	None	Sep-2017	Sep-2037

Olmsted Kirk Paper Co.	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	47	0.05%	Fixed	Dec-2017	Dec-2022

RGIS, LLC	100%	Bloomingdale, IL	Office	Business and Commercial Services	Midwest	2,550	46	0.05%	Fixed	Nov-2011	Nov-2011

SBH Holdings, LLC	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	5,632	44	0.05%	Fixed	Aug-2013	Aug-2016

Cypress Creek Partners, LLC	100%	Little Rock, AR	Retail	Grocery	South	21,932	35	0.04%	None	Mar-2017	Mar-2022

Jerry Prater Trucking Incorporated	100%	Salisbury, NC	Industrial	Transportation - Cargo	East	13,284	28	0.03%	Fixed	Sep-2011	Sep-2012

Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	10	0.01%	None	Apr-2011	Apr-2011

Action Buys Cars, Inc. (c)	100%	Montgomery, AL	Retail	Retail Trade	South	1	10	0.01%	None	MTM	MTM

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata Basis)
As of March 31, 2011

							Annualized Contractual
							Minimum Base Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage(e)	thousands)	Rent(e)	Increase Factor	Lease Expiration	Maximum Term

Google, Inc.	100%	Venice, CA	Office	Telecommunications	West	67,681	—	0.00%	Fixed	Oct-2025	Oct-2035

Common Area Space (c)	100%	Bloomingdale, IL	Office	N/A	Midwest	14,084	—	0.00%	None	Apr-2016	Apr-2016

Vacant	100%	Charlotte, NC	Industrial	N/A	East	437,500	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Warehouse/Distribution	N/A	East	287,000	—	—	N/A	N/A	N/A
Vacant	100%	Jacksonville, FL	Warehouse/Distribution	N/A	South	240,000	—	—	N/A	N/A	N/A
Vacant	100%	Webster, TX	Warehouse/Distribution & Industrial	N/A	South	59,999	—	—	N/A	N/A	N/A
Vacant	100%	Bridgeton, MO	Office	N/A	Midwest	78,080	—	—	N/A	N/A	N/A
Vacant	95%	Tours, France	Office	N/A	Europe	44,763	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	59,486	—	—	N/A	N/A	N/A
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	38,366	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Warehouse/Distribution & Office	N/A	South	60,533	—	—	N/A	N/A	N/A
Vacant	33%	Chicago, IL	Office	N/A	Midwest	30,797	—	—	N/A	N/A	N/A
Vacant	100%	Brewton, AL	Retail	N/A	South	30,625	—	—	N/A	N/A	N/A
Vacant	75%	Illkirch-Graffenstaden, France	Office	N/A	Europe	18,324	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Office	N/A	East	10,681	—	—	N/A	N/A	N/A
Vacant	100%	Beaumont, TX	Office	N/A	South	8,580	—	—	N/A	N/A	N/A

Vacant Total						1,404,734	—	—

Grand Total (d)						13,709,012	$88,280	100%

(a)	Rents reflect a conversion rate of 1.4099 EUR/USD as of March 31, 2011.

(b)	INSEE construction index, an index published quarterly by the French Government.

(c)	Tenant is occupying property on a month-to-month (MTM) basis.

(d)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

(e)	Numbers may not add due to rounding.